SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                             Filed by Registrant [x]
                 Filed by a Party other than the Registrant [ ]
                           Check the appropriate box:
  [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission
     [X] Definitive Proxy Statement Only (as Permitted by Rule 14a-6(e)(2))
                       [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         THE VERMONT WITCH HAZEL COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (Check the appropriate box).
                              [x] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
      (1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set for the amount on which the filing fee is calculated and state how it was determined,

    ------------------------------------------------------------------------
              (4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------
         (5) Total fee paid:
                             ------------------------------------------

              [ ] Fee paid previously with preliminary materials..

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.
                           1) Amount Previously paid:

    ------------------------------------------------------------------------

        2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        3) Filing Party:

        ------------------------------------------------------------------------
        4) Date Filed:

        ------------------------------------------------------------------------
Notes:

                         THE VERMONT WITCH HAZEL COMPANY
                         2591 Dallas Parkway - Suite 102
                                Frisco, TX 75034

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         Dated as of September 26, 2002

To the Stockholders of The Vermont Witch Hazel Company:

It is my pleasure to invite you to a special meeting of the stockholders of The Vermont Witch Hazel Company, which will be held at the offices of the Company at 2591 Dallas Parkway, Suite 102, Frisco, TX 75034 on October 7, 2002, at 10:00 a.m., Central Standard Time.

         The purpose of the meeting is to consider, discuss, vote and act upon the following proposals:

         o        changing  our state of  incorporation  from Vermont to Nevada;
                  and

         o        adopting new Articles of Incorporation and Bylaws; and

         o transacting such other business as may properly come before the meeting, or any postponement of the meeting.

Our Board of Directors believes the proposals are in the best interest of our stockholders and recommends their adoption. Under applicable provisions of the Vermont Business Corporation Act, the favorable vote, in person or by proxy, by the holders of a majority of votes cast at the special meeting is required to approve each of the proposals.

Only our stockholders of record at the close of business on September 16, 2002 are entitled to vote at the meeting, or any adjournment or postponement of the meeting. You are invited to attend the special meeting. Regardless of whether you expect to attend, however, we urge you to read the information accompanying this notice and to fill in, date and sign the enclosed proxy card and return it to us in the enclosed envelope. A listing of those stockholders entitled to vote will be available for inspection ten days prior to the meeting at our principal offices at 2591 Dallas Parkway, Suite 102, Frisco, TX 75034.

By order of the Board of Directors,

                                   By:        /s/ Kevin B. Halter
                                       -----------------------------------------
                                                    Secretary
September 26, 2002

THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF OUR PRESENT STOCKHOLDERS. NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL NOR A SOLICITATION OF OFFERS TO BUY OR SELL ANY SECURITY.

                         The Vermont Witch Hazel Company

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                           To be held October 7, 2002

              SOLICITATION OF PROXY ON BEHALF OF BOARD OF DIRECTORS

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

We are furnishing you this statement in connection with the solicitation by our Board of Directors of proxies to be voted at a special meeting of stockholders that our Board of Directors has called for October 7, 2002 at our corporate offices at 2591 Dallas, Parkway, Suite 102, Frisco, TX 75034, at 10:00 a.m. local time, and at any and all postponements or adjournments thereof. All of our shares of capital stock which are represented in person or by valid proxy at the meeting will be eligible to be voted at the meeting. The meeting is not intended to be a special meeting in lieu of our annual meeting of stockholders.

         The purpose of the meeting is to consider, discuss and vote and act on a number of proposals, as follows:

         o        changing  our state of  incorporation  from Vermont to Nevada;
                  and

         o        adopting new Articles of Incorporation and Bylaws; and

         o transacting such other business as may properly come before the meeting, or any postponement of the meeting.

         We anticipate mailing this statement and the accompanying materials to our stockholders on or about September 27, 2002.

If you execute and return the enclosed proxy, the shares represented by the proxy will be voted at the meeting. Each proxy will be voted as instructed and, if no instruction is given, will be voted "FOR" each of the proposals described above. The named proxies may vote in their discretion upon such other matters as may properly come before the meeting. A stockholder giving a proxy may revoke it at any time before it is voted by giving written notice to our corporate Secretary, by executing a later dated proxy, or by voting in person at the meeting.

Votes will be tabulated by our transfer agent, Securities Transfer Corporation. Shares represented by abstentions will be counted in determining the number of shares present at the meeting, but are not counted as a vote in favor of a proposal, and therefore have the same effect as a vote that is withheld. Broker non-votes are counted in determining the number of shares present at the meeting.

We are soliciting the proxies on behalf of our Board of Directors. The cost of soliciting proxies will be paid for by The Vermont Witch Hazel Company. We will reimburse brokers and others who incur costs to send proxy materials to beneficial owners of stock held in a broker or nominee name. Our directors, officers, and employees may solicit proxies in person or by mail, telephone, or telegraph, but will receive no extra compensation for doing so.

The only shares that may be voted at the meeting are the 11,817,250 shares of our common stock ("common stock") outstanding on September 16, 2002, the record date for determination of stockholders entitled to notice of, and to vote at, the meeting. Each share is entitled to one vote.

Our management prepared this statement. "We," "our" and "the Company" refer to The Vermont Witch Hazel Company and its subsidiary. For additional information about us, please refer to our periodic filings with the Securities and Exchange Commission. If you would like copies of any of those documents, you can request (by phone or in writing) copies of those filings by sending your request to our principal office: The Vermont Witch Hazel Company, 2591 Dallas Parkway, Suite 102, Frisco, TX 75034, telephone (469) 633-0100, Attn: Kevin Halter, Jr., President. We will not charge you for any of the copies. You can also obtain copies of those documents from the electronic filing site maintained by the SEC on the Internet at www.sec.gov/archives/edgar, from the SEC's office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, or the various regional SEC offices. The reports we have filed with the SEC should not be deemed to be material for the solicitation of your or any proxy with respect to the meeting.

All documents that we file after the date of this statement and prior to the date of the meeting are deemed to be incorporated by reference into this statement and to be a part of it from the date of filing of such documents or reports. Any statement contained in this statement or in a document incorporated or deemed to be incorporated by reference in this statement will be deemed to be modified or superceded for purposes of this statement to the extent that a statement contained in this statement or in any other subsequently filed document which is also incorporated or is deemed to be incorporated in this statement modifies or supercedes that statement. Any such statements so modified or superceded will not be deemed, except as so modified or superceded, to constitute a part of this statement.

We are incorporating by reference in this statement the documents that we have previously filed with the SEC that are listed below. The information relating to us contained in this statement does not purport to be comprehensive and should be read together with the information in the incorporated documents, which are as follows:

         o Our annual report on Form 10-KSB for the year ended July 31, 2002 (including the management's discussion and analysis of financial condition and results of operations);

         o Our quarterly report on Form 10-QSB for the quarterly period ended April 30, 2002;

         o Our quarterly report on Form 10-QSB for the quarterly period ended January 31, 2002;

         o Our quarterly report on Form 10-QSB for the quarterly period ended October, 2001;

         o        Our current report on Form 8-K filed December 31, 2001.

This statement incorporates documents by reference which are not presented herein or delivered with this statement. These documents are available without charge to any person to whom a copy of this statement has been delivered upon written or oral request to our corporate secretary, at the address set forth above in this section.

This statement contains forward-looking statements that involve risks and uncertainties. Our actual results of operations may differ materially from those anticipated in these forward-looking statements as a result of certain factors over which we have little or no control. This statement is qualified in its entirety by reference to the more detailed information contained in the appendices attached hereto and the documents referred to or incorporated in this statement by reference. We urge all of our stockholders to review carefully all of the information contained in this statement and the other documents referred to in this statement.

--------------------------------------------------------------------------------
                               THE SPECIAL MEETING
--------------------------------------------------------------------------------

Our stockholders of record at the close of business on September 16, 2002 will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. As of that date, 11,817,150 shares of our common stock were outstanding. The presence of the holders of a majority of the issued and outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the meeting, and the affirmative vote, either in person or by proxy, of the holders of a majority of our outstanding shares of our common stock is required to approve each of the proposals.

We have appointed a representative of Securities Transfer Corporation, our transfer agent, as the inspector of the meeting. That representative will count and tabulate the votes cast and report the results of the votes at the meeting to our management. Your vote at the meeting will not be disclosed except:

         o as needed to permit the inspector to tabulate and certify the votes; or

         o        as is required by law.

Please fill in, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. No postage will be required for you to return the Proxy in the enclosed envelope if you mail it in the United States. You will be able to revoke your Proxy and vote in person if you decide to attend the meeting.

--------------------------------------------------------------------------------
                                  THE PROPOSALS
--------------------------------------------------------------------------------

                                   -----------
                              PROPOSAL NUMBER ONE:
                          Change of Domicile to Nevada
                                   -----------

We propose to change our state of incorporation from Vermont to Nevada. The change in domicile will be accomplished by merging our parent corporation, The Vermont Witch Hazel Company, into a newly-formed Nevada corporation of the same name that has no operations, assets or liabilities. In connection with the change of domicile, we will adopt new articles of incorporation and bylaws essentially identical (except for required state-law imposed changes) to the newly proposed Articles of Incorporation and Bylaws described in proposal two.

We incorporated in Vermont because our initial Board of Directors and stockholders believed that the laws of that State were well adapted to the conduct of our original business and operations, which were related to our industry. We expect our operations to change both geographically and commercially and now believe that it is appropriate to change our state of incorporation to a new state that provides more flexible corporate laws.

For many years, Nevada has followed a policy of encouraging incorporations in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws that many experts believe are responsive to the legal and business needs of modern corporations.

Reasons for the Proposed Change. Our Board of Directors believes there are a number of reasons to change our state of incorporation from Vermont to Nevada, including the following:

o Corporate taxes and related fees we pay as an Vermont corporation are higher than the comparable fees for a Nevada corporation. Nevada has no state corporate income tax and does not have a franchise tax.

o Our Board of Directors believes it will be easier to obtain and retain the services of qualified officers and directors if we change our domicile to Nevada. Both Vermont and permit a corporation to include a provision in its charter documents that reduces or limits the monetary liability of directors for breaches of fiduciary duty under certain circumstances. We believe that, in general, Nevada law provides greater protection to directors and officers than Vermont law. In fact, Nevada is one of only a few states that allows a corporation to limit the liability of the corporation's officers to the corporation.

o Nevada, like many other states, permits a corporation to adopt a number of measures which are designed to reduce its vulnerability to unsolicited takeover attempts. We are not proposing the change in domicile to Nevada to prevent such a change in control, nor is the proposal in response to any present attempt known to our Board of Directors to acquire control over us or to obtain representation on our Board of Directors. However, our Board believes it may consider in the future certain defensive strategies designed to enhance its ability to negotiate with an unsolicited bidder and believes Nevada law allows significant protection from, and flexibility to deal with, unsolicited takeover attempts.

The proposed change in domicile will effect a change only in our legal domicile. It will NOT result in any change in our business, our management, the location of our principal facilities, our fiscal year, or our assets or liabilities or, except as described below in the comparison of Nevada and Vermont law, the general legal principles under which we will operate. After the change in the domicile, our shares of common stock will continue to be traded, without interruption, on the OTC Bulletin Board and under the symbol ("VWHZ").

Comparison of Nevada and Vermont Law. Set forth below is a chart summarizing material differences between the Vermont Business Corporation Act, under which we are now incorporated, and the Nevada Business Corporation Act, under which we would operate if we changed our domicile to Nevada. Set forth below the summary chart is a more detailed discussion of the matters described in the summary chart. The statements set forth under this heading with respect to Vermont's and Nevada's laws are brief summaries of those laws, and do not purport to be complete. The following descriptions are subject to the detailed provisions of the actual statutes and the case law and other legal interpretations relating to those statutes:


                                             Vermont Law                              Nevada Law


Dividend Rights         No   distribution   allowed  if  corporation      Essentially the same as Vermont law.
                        cannot  pay debts as they  become  due or if
                        total  assets  less than  total  liabilities
                        plus preferential liquidation rights.

Voting Rights           One vote for every share of common stock; no      Essentially the same as Vermont law
                        cumulative  voting for directors  unless the
                        articles of  incorporation  so provide.  Our
                        current  articles  of  incorporation  do not
                        provide cumulative voting.

Directors               Board must consist of three or more persons;      Board must consist of at least one director;
                        board has limited  authority  to increase or      articles or bylaws may fix number and manner
                        decrease the number of board members.             of increase or decrease.

Fiduciary Duties of     Directors  must show the utmost  good faith,      Directors must exercise their powers in good
Directors               with care of ordinarily  prudent  person and      faith  and with a view to the  interests  of
                        in a manner reasonably believed to be in the      the corporation.
                        best interests of the corporation.

Liability of Directors  Articles may eliminate  director  liability,      Articles may  eliminate  director  liability
                        except  liability  for receipt of  financial      for  damages for breach of  fiduciary  duty,
                        gain to which the director is not  entitled,      but not  liability  for  acts  or  omissions
                        liability  for  intentional   infliction  of      involving intentional  misconduct,  fraud or
                        harm, liability for unlawful  distributions,      knowing  violation  of law or for payment of
                        or liability  for  intentional  violation of      illegal distributions.
                        criminal law.

Call of Special         Board may call a special meeting; holders of      Special meetings may be called in the manner
Meeting                 10% of the  outstanding  votes may also call      and  by   the   persons   provided   in  the
                        special  meeting;  articles  or  bylaws  may      corporation's bylaws.
                        authorize other persons to call meeting.

Action Without a        Action may be taken without a meeting if all      Action  may be taken  without a  meeting  if
Meeting                 stockholders  entitled to vote on the matter      written   consent   given  by   stockholders
                        at a  meeting  consent  in  writing  to  the      sufficient to pass the action at a meeting.
                        action.

Amendments to Charter   Amendments  to  articles  adopted  if  board      Essentially the same as Vermont law.
Documents               recommends  the amendment  and  stockholders
                        approve the amendment.

Approval of Asset       Sale,  lease  or  exchange  of all  property      Sale,  lease or  exchange  of assets  may be
Sales                   outside of ordinary  course of business must      made on terms approved by board and majority
                        be  approved   by  board  and   stockholders      of the  voting  power of each  voting  group
                        holding a majority of outstanding votes.          (unless a  greater  number  is  required  by
                                                                          corporation's articles).

Dissenter's rights      Dissenter's  rights for  mergers (if it is a      Essentially  the same as Vermont law, but no
                        merger  for which  stockholder  approval  is      dissenter's   rights  for  sale  of  all  or
                        required  or if  it  is a  parent/subsidiary      substantially   all  of  the   corporation's
                        merger),  share  exchanges  (if  shareholder      assets.
                        vote is required on the  transaction),  sale
                        of the corporation's  assets or amendment to
                        the  articles  that   adversely   affects  a
                        stockholder,   or  for  any   action   taken
                        pursuant to a stockholder vote to the extent
                        the articles,  bylaws or board's resolutions
                        establish dissenter's rights;

Indemnification of      Permissible indemnification for persons made      Corporation may indemnify any person that is
Officers and Directors  party to suit because of director status and      party to any action  (except in an action by
                        where  the  person  acted in good  faith and      or in right of the corporation) because that
                        reasonably  believed,   if  conduct  was  in      person was an officer, director, employee or
                        official  capacity,   conduct  was  in  best      agent  of the  corporation,  as  long as the
                        interests of the  corporation,  and in other      person  acted in good  faith  and in  manner
                        cases where the person's  interests were not      reasonably  believed to be in  corporation's
                        in opposition to the corporation;  mandatory      best  interests;   may  also  indemnify  for
                        indemnification  if the person is successful      defense  costs;  no  indemnification   where
                        in  defense  of suit  based  on the  party's      person has been held liable to corporation.
                        position as a director.

Right of Inspection     Stockholders  may inspect  meeting  minutes,      5% stockholders  (or stockholders of holding
                        records  of  stockholder  actions  without a      stock for 6  months)  generally  allowed  to
                        meeting, account records,  stockholder lists      inspect    stockholder    lists,   and,   if
                        articles   and   bylaws   and  all   written      stockholder  is a 15% or  more  stockholder,
                        communications with stock- holders.               financial records.

Liability to            Stockholders not liable to corporation other      Essentially the same as Vermont law.
Stockholders            than to pay for stock; not personally liable
                        for corporation's debts.

Stockholder Preemptive  Has no  preemptive  rights  unless stated in      Essentially the same as Vermont law.
Rights                  articles of incorporation.

Stockholder Removal of  With  or  without   cause  unless   articles      Upon affirmative vote of holders of at least
Directors               provide  director  can be  removed  only for      2/3rd of  voting  power  (but  articles  may
                        cause.                                            require larger percentage)

Dividend Rights. Under Vermont law, a corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution:
(i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Nevada law is essentially the same as Vermont law on this issue.

Our Bylaws allow our Board of Directors to authorize and make distributions unless after making the distribution: (a) we would be unable to pay our debts as they become due in the usual course of our business; or (b) our total assets would be less than the sum of our total liabilities plus the amount needed, if we were dissolved at the time of distribution, to satisfy the preferential rights of stockholders whose preferential rights are superior to the stockholders who receive the distribution.

Voting Rights. Both Vermont and Nevada law provides that, unless otherwise provided for in a corporation's articles of incorporation, every stockholder of record is entitled at every meeting of stockholders to one vote for every share of common stock owned of record on the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders. Our Articles of Incorporation state that the holders of our capital stock possess voting power for the election of Directors and for all other purposes, subject to such limitations as may be imposed by law and by any provision of our Articles of Incorporation in the exercise of their voting power. The holders of our capital stock are entitled under our Articles of Incorporation to one vote for each share held. Our Articles of Incorporation expressly prohibit cumulative voting for the election of directors.

Directors. Under Vermont law, a corporation's Board of Directors must consist of three or more individuals, with the number specified in or fixed in accordance with the corporation's articles or the bylaws. If the Board of Directors is given the power to fix or change the number of directors, the board may increase or decrease by 30% or less the number of directors last approved by the stockholders. If the bylaws establish a variable range for the size of the board (by fixing a minimum and a maximum number of directors) then only the stockholders may change the range for the size of the board or change from a fixed to a variable-range size board or vice versa. Under Nevada law, a corporation must have at least one director, and may provide in its articles or its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.

Articles of Incorporation and Bylaws. Our Articles of Incorporation and the Bylaws each state that there shall be a variable number of directors with a minimum of three and a maximum of nine members and that cumulative voting is prohibited in the election of directors. Our Bylaws state that directors will be elected by the holders of a majority of the shares entitled to vote in the election of directors and shall serve one-year terms. If a vacancy occurs, the directors then in office are authorized to fill the vacancy by an affirmative vote of a majority of all directors in office.

Fiduciary Duties of Directors. Vermont law requires a director to discharge his duties (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner he reasonably believes to be in the best interests of the corporation. A director is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by (a) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (c) a committee of the Board of Directors of which he is not a member if the director reasonably believes the committee merits confidence.

Nevada law provides that directors and officers must exercise their powers in good faith and with a view to the interests of the corporation. In performing their duties, they are entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, that are prepared or presented by: (i) one or more directors, officers or employees of the corporation reasonably believed to be reliable and competent in the matters prepared or presented; (ii) counsel, public accountants, or other persons as to matters reasonably believed to be within the preparer's or presenter's professional or expert competence; or (iii) a committee on which the director or officer relying thereon does not serve, as to matters within the committee's designated authority and matters on which the committee is reasonably believed to merit confidence. Under Nevada law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In exercising their respective powers with a view to the interests of the corporation, directors and officers may consider the interests of the corporation's employees, suppliers, creditors and customers; the economy of the state and nation; the interests of the community and of society; and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Liability of Directors. Under Vermont law, a corporation's articles of incorporation may indemnify its directors for liability to any person for any action taken, or any failure to take any action, as a director, except liability for (i) receipt of a financial benefit to which he is not entitled, (ii) an intentional infliction of harm on the corporation or its stockholders, (iii) unlawful distributions, and (iv) an intentional violation of criminal law. Nevada law is somewhat broader and permits the articles of incorporation to contain a provision eliminating or limiting the personal liability of both directors and officers to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, as long as it does not eliminate liability for acts or omissions which involve intentional misconduct, fraud or knowing violation of law; or the payment of unlawful distributions.

Our Articles of Incorporation provide that a director shall not be personally liable to us or our stockholders for monetary damages except for liability as specifically set forth in state law. We are authorized by our Articles of Incorporation to indemnify, agree to indemnify, or obligate ourself to advance or reimburse expenses incurred by our directors, officers, employees, or agents to the full extent of the laws of the State of Vermont.

Call of Special Meetings. Vermont law provides that special meetings of the stockholders may be called by a corporation's board, by holders of at least 20% of all votes entitled to be cast on a proposed issue, or by any other person authorized to do so by the corporation's articles of incorporation or bylaws. Nevada law states that special meetings may be held within or without Nevada in a manner provided by the bylaws of a corporation Our Bylaws provide that our Board of Directors, the Chairman of our Board of Directors, our President or holders of at least 20% of all the votes entitled to be cast on any proposed issue may call a special meeting of our stockholders.

Action Without a Meeting. Under Vermont law, actions required or permitted to be taken at a stockholders' meeting may be taken without a meeting if the action is taken by all the stockholders entitled to vote on the action and the action is evidenced by one or more written consents describing the action taken, signed by all the stockholders entitled to vote on the action, and delivered to the corporation for inclusion in the minutes or filing with the corporate records.

Under Nevada law, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of a corporation's stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting then that proportion of written consents is required.

Amendments to Charter Documents. Under Vermont law, amendments to a corporation's articles of incorporation may be adopted if (i) the Board of Directors recommends the amendment to the stockholders (unless the board determines there is a conflict of interest and should make no recommendation) and (ii) the stockholders entitled to vote on the amendment approve the amendment as follows: (a) a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights; and (b) by a majority of all votes entitled to vote on the matter. Under Nevada law, an amendment is approved if the Board of Directors first adopts a resolution setting forth the amendment and declaring its advisability and then, at a meeting of the stockholders, the holders of a majority of the shares of each class or series entitled to vote on the amendment (or such greater proportion as may be required by the articles of incorporation) approve the amendment. If an amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power of such shares.

Approval of Asset Sales. Under Vermont law, a sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation, if not made in the ordinary course of business, has to be approved and recommended by the Board of Directors (unless, due to a conflict of interest, the board determines it should make no recommendation), and then approved by the corporation's stockholders.

Under Nevada law, a corporation's Board of Directors may sell, lease or exchange all of its property and assets upon terms and conditions that the Board of Directors deems expedient and in the best interests of the corporation, when and as authorized by a majority of the voting power of each voting group entitled to vote on the transaction at a stockholders meeting called for that purpose (or such greater number as may be required by the articles of incorporation).

Dissenter's  Rights.  Vermont law grants stockholders the right to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions: (i) consummation of a plan of merger to which the corporation is a party if (a) it is a merger for which stockholder approval is required pursuant to Vermont law or the articles of incorporation the stockholder is entitled to vote on the merger, or (b) the corporation is a subsidiary that is merged with its parent, (ii) the consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the plan,
(iii) consummation of a sale of all or substantially all of the corporation's assets other than in the ordinary course of business if the stockholder is entitled to vote on the transaction (but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the stockholders within one year after the date of the sale, (iv) an amendment of the articles of incorporation that materially and adversely affects special enumerated rights of a dissenter's shares, or (v) any corporate action taken pursuant to a stockholder vote to the extent the articles of incorporation, bylaws, or a resolution of the Board of Directors establishes a right to dissent and obtain payment for shares. However, under Vermont law, dissenters are not entitled to payment for their shares if the shares are a part of a class or series that are registered on a national securities exchange, are listed on the national market systems of the national association of securities dealers automated quotation system or are held of record by at least two thousand (2,000) stockholders on the date fixed to determine the stockholders entitled to vote on the proposed corporate action.

Under Nevada law, stockholders are only entitled to dissent and obtain payment of the fair value of their shares if there is (i) the consummation of a plan of merger to which a Nevada corporation is a party if (a) approval by the stockholders is required for the merger under Nevada law or pursuant to provisions of the articles of incorporation, or (b) the Nevada corporation is a subsidiary and is merged with its parent, (ii) the consummation of a plan of exchange to which a Nevada corporation is a party as the corporation whose subject owner's interests will be acquired, or (iii) any corporate action that, pursuant to the articles of incorporation, bylaws, or a resolution of the Board of Directors, allows stockholders to dissent and receive fair payment for their shares. Unlike Vermont law, Nevada law does not grant stockholders the right to dissent when voting on the sale of all or substantially all of the corporation's assets or upon an amendment to the articles of incorporation which adversely affects certain rights of stockholders.

Indemnification of Directors and Officers. Under Nevada law, a corporation may indemnify any person who is a party or is threatened to be made a party to any action, suit or proceeding, except in action by or in right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses, including attorneys fees, and amounts paid in settlement incurred by that person in connection with the action, suit or proceeding, as long as the person acted in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the corporation (and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful). A corporation may also indemnify a party against expenses (including amounts paid in settlement and attorneys fees) incurred in connection with the defense or settlement of an action if that person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. The corporation may not indemnify any person where that person has been judged by a court to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines that the person is entitled to indemnity for those expenses. To the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in the defense of any such action, suit or proceeding, the corporation is required to indemnify him against his expenses in connection with the defense of the action or suit.

Vermont provides for both permissible and mandatory indemnification of its directors. Permissible indemnification is allowed where an individual is made a party to a proceeding because he is a director and where the director conducted himself in good faith and reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interest of the corporation, and (b) in all cases, that his conduct was at least not opposed to the best interests of the corporation and, in the case of any criminal proceeding, that he has no reasonable cause to believe his conduct was unlawful. Vermont law also provides for permissible indemnification if the director was engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation. Under Vermont law, the corporation is required to indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

Right of Inspection. Under Vermont law, a corporation is required to maintain minutes of all of the meetings of its stockholders and Board of Directors (or its committees), a record of all actions taken by the stockholders or Board of Directors without a meeting. The corporation is also required to maintain appropriate accounting records, records of its stockholders (in a form that permits providing a list of the names and addresses of its stockholders), a copy of its articles and bylaws, its resolutions adopted by its Board of Directors relating to the creation of one or more classes of shares and all written communications to stockholders generally within the past three years. Any Stockholder is entitled to inspect and copy any of those records..

Under Nevada law, stockholders are generally permitted to inspect only stockholder records and financial records. In order to inspect the stockholder records, the party needs to be either a stockholder of record for at least six months or a person holding (or authorized by) at least five percent of the corporation's outstanding shares. The person wishing to inspect the stockholder records may not inspect the records if the purpose is not in the interests of the business of the corporation. Persons may inspect the corporation's financial records if they are a person holding (or authorized by) at least 15% of the corporation's outstanding shares, although there is an exception for publicly traded companies and if the financial statements are supplied to parties under certain circumstances. Inspection may not be made if the purpose is not in the interest of the business of the corporation.

Liability of Stockholders. Under both Vermont and Nevada law, a purchaser of a corporation's shares is not liable to the corporation or its creditors with respect to the shares, except to pay the consideration for which the shares were authorized to be issued. Further, unless otherwise provided in the corporation's articles of incorporation, a stockholder of a corporation is not personally liable for the acts or debts of the corporation, although he may become personally liable by reason of his own acts or conduct. Our Articles of Incorporation do not provide for any personal liability for our stockholders for our acts or debts.

Stockholder Preemptive Rights. Both Nevada and Vermont laws provide that the stockholders of a corporation do not have a preemptive right to acquire the corporation's unissued shares unless that right is stated in the corporation's articles of incorporation. Our Articles of Incorporation do not provide for any such preemptive right.

Removal of Directors by Stockholders. Under Vermont law, the stockholders of a corporation may remove one or more directors with or without cause unless the articles of incorporation provide that the directors may be removed only for cause. If a director is elected by a voting group of stockholders, only the stockholders of that voting group made to participate in the vote to remove him. A director may be removed by the stockholders only at a meeting called for the purpose of removing the director and the meeting must state that one of the purposes of the meeting is the removal of the director.

Under Nevada law, any director may be removed from office by a vote of the stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to voting power, except that, the corporation's articles of incorporation may require the concurrence of a larger percentage of the stock entitled to voting power in order to remove a director. If the holders of any class or series of shares are entitled to elect one or more directors, unless otherwise provided in the articles of incorporation, the removal of any such director requires only the proportion of votes, specified above, of the holders of that class or series, and not the votes of the outstanding shares as a whole.

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the change in domicile. Our Board of Directors recommends a vote FOR this proposal.


                                   -----------
                              PROPOSAL NUMBER TWO:
              Adoption of New Articles of Incorporation and Bylaws
                                   -----------

In connection with our change of domicile from Vermont to Nevada, we propose to adopt new Articles of Incorporation and Bylaws substantially in the form of the draft Articles of Incorporation and draft Bylaws attached to this Proxy Statement. In general, the new articles and bylaws were prepared with the intent of (i) "modernizing" our Articles of Incorporation and Bylaws and providing provisions in those documents which are normally found in charter documents for public corporations (including such matters as the use of teleconferencing, facsimile and telephone devices and public trading securities procedures), and
(ii) except as described below in this section and in the "Comparison of Laws" section of the proposal regarding the change of our domicile, providing our stockholders with the same substantive rights as they are entitled under our current Articles of Incorporation and Bylaws.

         The substantive changes in our Articles of Incorporation and Bylaws will be as follows:

o Change in Par Value. Currently, our Articles of Incorporation authorize us to issue up to 75 million shares of our common stock, no par value. "Par value" is a historical legal concept, which was intended to provide a minimum value for which shares of a corporation's stock could be sold without subjecting the buyers of the stock to liability. The term is largely archaic in modern corporate settings but some states, such as Nevada, base their filing fees on the par value of the corporation's If we did not modify the par value of our common stock in connection with the adoption of our new Articles of Incorporation upon changing the state of incorporation to Nevada (as provided in the proposal number two, below), the initial filing fees would be in excess of $25,000. By modifying the par value of the common stock to $.001 per share, as provided in the draft Articles of Incorporation, the filing fee for any change of domicile to Nevada would be approximately $250.

Our Board of Directors believes the change in par value would not result in any substantive change in the rights and preferences of the stockholders.

o Amendments to Bylaws. Currently, our Articles of Incorporation and Bylaws provide that our Bylaws may be amended by our Board of Directors, so long as any such amendment is ratified by our stockholders at the next stockholders meeting. As noted above in the proposal relating to the ratification of our Board's decision to opt out of the Vermont Control Share Acquisition Act, it is unclear whether any such amendments become effective immediately after the Board takes action with respect to the amendment, or whether the amendment takes affect only after ratification by our stockholders. This places into question any actions taken under the amendment between the time of the Board approval and the stockholder ratification. The draft Articles of Incorporation and Bylaws therefore provide for fairly standard amendment provisions for the Bylaws and allow our Board of Directors to amend our Bylaws with no required stockholder approval or ratification at any time unless (a) our Articles of Incorporation or the laws of the state under which we are organized reserve that power exclusively to our stockholders, or (b) our stockholders, in adopting, amending or repealing a particular bylaw, provide expressly that our Board of Directors may not amend or repeal that bylaw, or (c) the bylaw either establishes, amends or deletes a greater stockholder quorum or voting requirement. The proposed Bylaws further provide that any amendment which changes the voting or quorum requirement for our Board of Directors must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever are greater.

We believe these amendment provisions are consistent with amendment provisions found in the bylaws of other public corporations. We further believe the amendment provisions of the proposed Articles of Incorporation and Bylaws resolve the ambiguities regarding amendments set forth in our current Articles of Incorporation and Bylaws and provide our officers and directors with the ability to more effectively plan and carry out our operations and business.

         The affirmative vote of the holders of a majority of outstanding shares is required to approve the adoption of the new Articles of Incorporation and Bylaws. Our Board of Directors recommends a vote FOR this proposal.



--------------------------------------------------------------------------------
                               DISSENTERS' RIGHTS
--------------------------------------------------------------------------------

The proposals described in this Information Statement do not provide our stockholders the opportunity or right to dissent from the actions to be taken if any or all of the proposals are approved, or to receive any agreed upon or judicially determined value for their shares of our capital stock.


--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

Beneficial Ownership. The following table sets forth certain information regarding beneficial ownership of the shares of our common stock by (i) each person known to own more than 5% of our outstanding common stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group.
Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based on 11,817,150 outstanding shares of common stock. The inclusion of any shares of common stock as "beneficially owned" does not constitute an admission of actual beneficial ownership (which is a broad definition under the securities laws) of those shares. Unless otherwise indicated, each person is deemed to beneficially own any shares issuable on exercise of stock options or warrants held by that person that are currently exercisable or become exercisable within 60 days after the record date:


                                                                                       Total             Percent of
                                                                                       -----             -----------
Name and Address of                            Number of             Number of         Beneficial        Shares
-------------------                            ----------            ---------         ----------        ------
Beneficial Owner                               Shares Owned          Options           Ownership         Outstanding
----------------                               ------------          ------            ---------         -----------

Kevin Halter, Jr.                                6,028,250             - 0 -           6,028,250           51.1%
2591 Dallas Parkway, Suite 102
Frisco, TX 75034

Kevin B. Halter                                        -0-             - 0 -                 -0-            0.0%
2591 Dallas Parkway, Suite 102
Frisco, TX 75034

Pam Halter                                             -0-             - 0 -                 -0-            0.0%
2591 Dallas Parkway, Suite 102
Frisco, TX 75034


All of the directors and executive                6,028,250            - 0 -            6,028,250           51.1%
officers as a group (1 person)


-------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

As of the date of this statement, our Board of Directors does not intend to present and has not been informed that any other person intends to present a matter for action at the meeting other than as set forth herein and in the Notice of Special Meeting. If any other matter properly comes before the meeting, the holders of proxies will vote the shares represented by them in accordance with their best judgment.

In addition to the solicitation of proxies by mail, certain of our officers and employees, without extra compensation, may solicit proxies personally or by telephone, telegraph, or cable. We will also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting materials to the beneficial owners of our common stock held of record and will reimburse such persons for forwarding such material. We will pay the costs of this solicitation of proxies.

We have incorporated certain information in this proxy from our filings with the Securities and Exchange Commission. The incorporated information and documents are described in the section entitled "General Information," above.

                                      * * *

                                     By Order of the Directors

                                     /s/  Kevin Halter, Jr.
                                     ----------------------------------------

                                     Dated:  September 26, 2002

                           THE VERMONT WITCH HAZEL CO.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 For use at the October 7, 2002 Special Meeting

The undersigned hereby appoints Kevin B. Halter Jr. and Kevin B. Halter or either of them as proxies, each with full power of substitution and resubstitution in each, and hereby authorizes them to represent and vote, as designated on the other side of this Proxy, all the shares of common stock of The Vermont Witch Hazel Company standing in the name of the undersigned, with all powers that the undersigned would possess if present in person at the Special Meeting of Shareholders of the Company to be held on October 7, 2002 or any adjournment or postponement thereof. In their discretion, the proxies may vote upon such other business as may properly come before the meeting.

(1)      Proposal changing our state of incorporation from Vermont to Nevada

            [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

(2)      Proposal adopting new Articles of Incorporation and Bylaws

            [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

(3) Transacting such other business as may properly come before the meeting, or any postponement of the meeting.


                    (To be signed and dated on reverse side)
                                SEE REVERSE SIDE
      Please date, sign and mail your proxy card back as soon as possible!






      This Proxy is solicited on behalf of the Company's Board of Directors


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the Proposal to Change of Domicile to Nevada and FOR the proposal to Adoption of New Articles of Incorporation and Bylaws


                           Date:
                           -----------------------------------------------------

                           Signature:
                           -----------------------------------------------------

                           Print Name:
                           -----------------------------------------------------

                           Signature:
                           -----------------------------------------------------
                                             (If jointly held)

                           IMPORTANT: Please sign exactly as name appears here. Joint owners should both sign. When signing as an executor, trustee, guardian, attorney or officer of a corporation, give title as such. If a partnership, please sign in partnership name.

    PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE

EXHIBIT "A"


                                    BYLAWS OF

                        VERMONT WITCH HAZEL COMPANY, INC.
                             (a Nevada corporation)

                                    ARTICLE I
                                     GENERAL


         1.1 GENERAL OFFICES The Corporation may have offices, either within or without the State of Nevada, as the Board of Directors may determine or as the affairs of the Corporation may require from time to time.

         1.2 REGISTERED OFFICE The Corporation shall have and continuously maintain in the State of Nevada a registered office which is now established as being in care of The Corporation Trust Company of Nevada , One East First Street, Reno, Nevada 89501. The address of the registered office may be changed from time to time by the Board of Directors.

         1.3 REGISTERED OR RESIDENT AGENT The Corporation shall have and continuously maintain in the State of Nevada, a registered or resident agent, which agent is now designated as The Corporation Trust Company of Nevada. The registered or resident agent may be changed from time to time by the Board of Directors.

                                   ARTICLE II
                                  SHAREHOLDERS
                                  ------------


         2.1 ANNUAL SHAREHOLDERS' MEETINGS An annual meeting of the shareholders shall be held each year on a day to be selected by the Chairman of the Board of Directors or the President within nine months after the end of the Corporation's fiscal year, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. The annual meeting shall not be held on a date declared a legal holiday by the State of Nevada. If the election of the Directors shall not be held on the date selected for any annual meeting of Shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be held.

         2.2 SPECIAL MEETINGS Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or these Bylaws, may be called by the Chairman of the Board, President, the Board of Directors, or the holders of not less than 40% of all outstanding shares of the Corporation entitled to vote at the meeting. Business transacted at a special meeting shall be limited to the purposes stated in the notice of the meeting.

         2.3 PLACE OF MEETING The Chairman of the Board of Directors or the President may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting of shareholders. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Corporation in the State of Nevada.

         2.4 NOTICE OF MEETING Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten
(10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, President, the Secretary, or the person(s) calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail addressed to the shareholder at his address as it appears in the stock transfer books of the Corporation, with postage thereon prepaid.

         2.5 ACTION WITHOUT MEETING Unless otherwise provided by the Articles of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be give to those stockholders who have not consented in writing.

         2.6 FIXING THE RECORD DATE For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors of the Corporation may fix in advance a date as the record date for such determination of shareholders, such date in any case to be not more than sixty (60) days and not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

         2.7 VOTING LISTS

         A. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept at the registered office of the Corporation or the principal office of the Corporation, if it be other than the registered office, and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

         B. Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

         C. An officer or agent having charge of the stock transfer books who shall fail to prepare the list of shareholders or keep the same on file for a period of ten (10) days, or produce and keep it open for inspection at the meeting, as provided in this Section, shall be liable to any shareholder suffering damage on account of such failure, to the extent of such damage. In the event that such officer or agent does not receive notice of a meeting of shareholders sufficiently in advance of the date of such meeting reasonable to enable him or her to comply with the duties prescribed by this Section, the Corporation, but not such officer or agent, shall be liable to any shareholder suffering damage on account of such failure, to the extent of such damage.

         2.8 QUORUM OF SHAREHOLDERS The holders of a majority of the shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. The vote of the holders of a majority of the shares entitled to vote at any meeting of shareholders at which a quorum is present, shall be the act of that shareholders' meeting, unless the vote of a greater number is required by law.

         2.9 VOTING OF SHARES

         A. Each outstanding share, regardless of class, shall be entitled to one vote on any matter submitted to a vote of the shareholders, except to the extent that the Articles of Incorporation provide for more or less than one vote per share or limit or deny voting rights to the holders of the shares of any class or series, and except as otherwise provided by the General Corporation Law of Nevada.

         B. A shareholder may vote either in person or by a proxy executed in writing by the shareholder or by the shareholder's duly authorized attorney in fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise specifically provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law.

         C. At each election for Directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by the shareholder for as many persons as there are Directors to be elected and for whose election the shareholder has a right to vote.

         2.10 METHOD OF VOTING Voting on any question or in any election shall be by written ballot.


         2.11 RULES OF PROCEDURE To the extent applicable, Robert's Rules of Order may govern the conduct and procedure at all shareholders' meetings.

         2.12 TELEPHONE MEETINGS Subject to the provisions required or permitted by the General Corporation Law of Nevada for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, shareholders may participate in and hold a meeting of shareholders, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         2.13 CUMULATIVE VOTING Cumulative voting is expressly prohibited by the Articles of Incorporation for this Corporation.

         2.14 PRE-EMPTIVE RIGHTS No holder of any stock of the Corporation shall be entitled as a matter of right to purchase or subscribe for any stock of the Corporation authorized by the Articles of Incorporation or for any additional stock of any class to be issued by reason of any increase of the authorized stock of the Corporation, or for any bonds, certificates of indebtedness, debentures, warrants, options or other securities convertible into any class of stock of the Corporation, but any stock authorized by the Articles of Incorporation or any such additional authorized issue of any stock or securities convertible into any stock may be issued and disposed of by the Board of Directors to such persons, firms, corporations or associations for such consideration and upon such terms and in such manner as the Board of Directors may in its discretion determine without offering any thereof on the same terms or on any terms to the shareholders then of record or to any class of shareholders, provided only that such issuance may not be inconsistent with any provision of law or with any of the provisions of the Articles on Incorporation.

                                   ARTICLE III
                                    DIRECTORS
                                    ---------


         3.1 MANAGEMENT The business and affairs of the Corporation shall be managed by its Board of Directors. Directors need not be residents of Nevada or shareholders of the Corporation in order to qualify as a director.

         3.2 NUMBER The number of directors of the Corporation shall consist of one or more members as shall be elected by the shareholders from time to time. The number of directors may be increased or decreased from time to time by action of the stockholders or of the directors, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

         3.3 ELECTION At the first annual meeting of shareholders and at each annual meeting thereafter, the shareholders shall elect directors to hold office until the next succeeding annual meeting.

         3.4 TERM OF OFFICE Unless removed in accordance with these Bylaws each director shall hold office for the term for which the director is elected and until the director's successor shall have been elected and qualified.

         3.5 REMOVAL The entire Board of Directors or any director may be removed from office, either with or without cause, at any special meeting of shareholders by the affirmative vote of a majority in number of shares of the shareholders present in person or by proxy at such meeting and entitled to vote for the election of such director or directors if notice of intention to act upon the question of removing such director shall have been stated as one of the purposes for the calling of such meeting and such meeting shall have been called in accordance with these Bylaws.

         3.6 VACANCY

         A. Any vacancy occurring in the Board of Directors may be filled in accordance with paragraph C of this Section or may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

         B. A directorship to be filled by reason of an increase in the number of directors may be filled in accordance with paragraph C of this Section or may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

         C. Any vacancy occurring in the Board of Directors or any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose.

         3.7 QUORUM A majority of the number of directors fixed by these Bylaws shall constitute a quorum for the transaction of business unless a greater number is required by law or these Bylaws. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is required by law or these Bylaws.

         3.8 ANNUAL DIRECTORS' MEETINGS Immediately after the annual meeting of the shareholders and at the place such meeting of the shareholders has been held, the Board of Directors shall meet each year for the purpose of electing the officers of the Corporation and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for this annual meeting shall be necessary.

         3.9 REGULAR MEETINGS The Board of Directors may provide by resolution the time and place, either within or without the State of Nevada, for the holding of regular meetings without other notice that such resolution.

         3.10 SPECIAL MEETINGS Special meetings of the Board of Directors may be called by the Chairman of the Board , the President or shall be called at the request of any two members of the Board of Directors and shall be held upon notice by letter, telegram, or fax, delivered for transmission not later than during the third business day immediately preceding the day for the meeting, or by word of mouth, telephone, or radiophone received not later than during the second business day immediately preceding the day for the meeting. Notice of any special meeting of the Board of Directors may be waived before or after the time of the meeting. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Nevada, as the place for holding any special meeting of the Board of Directors called by them.

         3.11 NO STATEMENT OF PURPOSE OF MEETING REQUIRED Neither the business proposed to be transacted nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         3.12 COMPENSATION By resolution of the Board of Directors, the Directors may be paid their expenses, if any, in connection with attendance at such meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

         3.13 ATTENDANCE AND PRESUMPTION OF ASSENT Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. A director who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless that director's dissent shall be entered in the minutes of the meeting or unless that director shall file a written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         3.14 EXECUTIVE AND OTHER COMMITTEES The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee and one or more other committees, each of which, to the extent provided in such resolution or in these Bylaws, shall have and may exercise all of the authority of the Board of Directors, except that no such committee shall have the authority of the Board of Directors in reference to amending the Articles of Incorporation of the Corporation, approving a plan of merger or consolidation, recommending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation other than in the usual and regular course of the Corporation's business, recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof, amending, altering, or repealing these Bylaws or adopting new Bylaws, filling vacancies in the Board of Directors or any committee, filling any directorship to be filled by reason of an increase in the number of directors, electing or removing officers or members of any such committee, fixing the compensation of any member of such committee. No committee shall have the power or authority to declare a dividend or to authorize the issuance of shares of the Corporation. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

         3.15 REMOVAL OF COMMITTEE MEMBERS Any member of a committee elected by the Board of Directors may be removed from said committee, whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not itself create any contract right.

         3.16 WAIVER BY UNANIMOUS CONSENT IN WRITING Any action required or permitted to be taken at a meeting of the Board of Directors, any Executive Committee or any other committee of the Board of Directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Board of Directors, the Executive Committee or any other committee of the Board of Directors, as the case may be, and then delivered to the Secretary of the Corporation for inclusion in the Minute Book of the Corporation. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with Secretary of State.

         3.17 TELEPHONE MEETING Subject to the provisions required or permitted by the General Corporation Law of Nevada for notice of meetings, unless otherwise restricted by the Articles of Incorporation, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of the Board of Directors or that committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                   ARTICLE IV
                                    OFFICERS
                                    --------


         4.1 NUMBER The principal officers of the corporation shall consist of a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors. Any offices may be held by the same person. No officer need be a shareholder, a director, or a resident of Nevada.

         4.2 ELECTION AND TERM OF OFFICE The officers of the Corporation shall be elected by the Board of Directors at its annual meeting or as soon thereafter as conveniently possible. New or vacated offices may be filled at any meeting of the Board of Directors. The subordinate officers and agents not elected or appointed by the Board of Directors shall be appointed by the President or any other principal officer to whom the President shall delegate that authority. Each officer shall hold office until that officer's successor shall have been fully elected and shall have qualified or until that officer's death or until that officer shall resign or shall have been removed in the manner hereafter provided. Election or appointment of an officer or agent shall not of itself create contract rights.

         4.3 REMOVAL Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         4.4 VACANCIES A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term as herein provided.

         4.5 AUTHORITY Officers and agents shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

         4.6 PRESIDENT Unless the Board of Directors elects a Chairman of the Board and designates him as the principal executive officer of the Corporation, the President shall be the principal executive officer of the Corporation and shall have general and active management of the business and affairs of the Corporation. Unless a Chairman of the Board has been elected, the President shall preside at all meetings of the Shareholders and of the Board of Directors. The President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed. The President shall see that all orders and resolutions of the Board of Directors are carried into effect, and shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

         4.7 VICE PRESIDENT In the absence of the President or in the event of the President's death, inability or refusal to act the Vice President, or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors or in the absence of any designation then in the order of their election, shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties as from time to time may be assigned by the Chairman of the Board, President or by the Board of Directors.

         4.8 SECRETARY The Secretary shall keep the minutes of the Shareholders' and Board of Directors' meetings in appropriate minute books; see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents and instruments which have been duly executed by this Corporation in accordance with the provisions of these Bylaws or the Articles of Incorporation for this Corporation or as required or permitted by law; keep a register of the mailing address for each shareholder as it has been furnished to the Secretary by such shareholder; sign with the President stock certificates representing shares of the Corporation, the issue of which shall have been authorized by resolution of the Board of Directors; have general charge of the stock transfer books of the Corporation; and in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the Chairman of the Board, President or by the Board of Directors.

         4.9 TREASURER The Treasurer shall be the principal financial officer of the Corporation and shall have charge and custody and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board of Directors; render to the Chairman of the Board, the President and the Board of Directors, whenever the same shall be required, an account of all transactions as Treasurer and of the financial condition of the Corporation; if required by the Board of Directors give bond for the faithful performance of the duties of this office and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the Treasurer's possession or under his control belonging to the Corporation; and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the Chairman of the Board, President or by the Board of Directors.

         4.10 ASSISTANT TREASURER AND ASSISTANT SECRETARY The Assistant Treasurer shall, if required by the Board of Directors, give bond for the faithful discharge of his duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretary as authorized by the Board of Directors may sign with the President stock certificates representing shares of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurer and Assistant Secretary, in general, shall perform such duties as shall be assigned to them by the Treasurer or the Secretary, respectively, or by the Board of Directors.

         4.11 SALARIES The salaries of the principal officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that the officer is also a director of the Corporation.


                                    ARTICLE V
                      CONTRACTS, LOANS, CHECKS AND DEPOSITS
                      -------------------------------------


         5.1 CONTRACTS, DEEDS, MORTGAGES AND OTHER DOCUMENTS Subject always to the specific direction of the Board of Directors, all deeds and mortgages made by the Corporation and all other written contracts and agreements to which the Corporation shall be a party shall be executed in its name by the President or Vice President (or one of the Vice Presidents if there are more than one), and when requested, the Secretary shall attest to such signatures and affix the corporate seal to the instruments.

         5.2 LOANS No indebtedness shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

         5.3 CHECKS, DRAFTS, ETC. All checks, drafts, notes, bonds, other orders for the payment of money, or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

         5.4 DEPOSITS All funds of the Corporation not otherwise employed, shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                   ARTICLE VI
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER
                   ------------------------------------------


         6.1 CERTIFICATES FOR SHARES. The Corporation shall deliver stock certificates representing all shares to which shareholders are entitled in such form as may be determined by the Board of Directors. Each certificate representing shares shall state upon the face thereof that the Corporation is organized under the laws of the State of Nevada; the name of the person to whom it is issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate, and any restrictions or statements required by law. Such certificates shall be signed by the President or Vice President and either by the Secretary or Assistant Secretary or such officer or officers as the Board of Directors shall designate, and may be sealed with the seal of the Corporation or a facsimile thereof.

         6.2 FACSIMILE SIGNATURES The signatures of the President or Vice President, Secretary or Assistant Secretary or such officer or officers as these Bylaws or the Board of Directors of the Corporation shall prescribe upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent or registered by a registrar. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the date of its issuance.

         6.3 ISSUANCE Shares (both treasury and authorized but unissued) may be issued for such consideration, not less than the par value, and to such persons as the Board of Directors may determine from time to time.

         6.4 SUBSCRIPTIONS Unless otherwise provided in the subscription agreement, subscriptions for shares, whether made before or after organization of the Corporation, shall be paid in full at such time or in such installments and at such times as shall be determined by the Board of Directors. Any call made by the Board of Directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series, as the case may be. In case of default in the payment on any installment or call when payment is due, the Corporation may proceed to collect the amount due in the same manner as any other debt due to the Corporation.

         6.5 PAYMENT The consideration paid for the issuance of shares of the Corporation shall consist of money actually paid, labor or services actually performed, or property, both tangible and intangible, actually received.
Certificates for shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid. When such consideration shall have been paid to the Corporation or to a corporation of which all of the outstanding shares of each class are owned by the Corporation, the shares shall be deemed to have been issued and the subscriber or Shareholder entitled to receive such issue shall be a Shareholder with respect to such shares, and the shares shall be considered fully paid and non-assessable. Neither promissory notes nor the promise of future services shall constitute payment or partial payment for shares of the Corporation. In the absence of fraud in the transaction, the judgment of the Board of Directors or the shareholders as the case may be, as to the value of the consideration received for shares shall be conclusive.

         6.6 LIEN The Corporation shall have a first and prior lien on all shares of its stock and upon all dividends being declared upon the same for any indebtedness of the respective holders thereof to the Corporation.

         6.7 REPLACEMENT OF LOST OR DESTROYED CERTIFICATES The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of fact by the person claiming that the certificate or certificates representing shares has been lost or destroyed. When authorizing the issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or the owner's legal representative, to give the Corporation a bond with a surety or sureties satisfactory to the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

         6.8 TRANSFER OF SHARES Shares of stock shall be transferable only on the books of the Corporation by the holder thereof in person or by the holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         6.9 REGISTERED SHAREHOLDERS The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                   ARTICLE VII
                             DIVIDENDS AND RESERVES
                             ----------------------

         7.1 DECLARATION AND PAYMENT Subject to provisions (if any) contained in the statutes or the Articles of Incorporation, dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, property, or in shares of the Corporation. Such declaration and payment shall be at the discretion of the Board of Directors.

         7.2 RECORD DATE The Board of Directors may fix in advance a record date for the purpose of determining shareholders entitled to receive payment of any dividend, such record date to be not more than sixty (60) days and not less than ten (10) days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopted the resolution declaring such dividend shall be the record date.

         7.3 RESERVES There may be created by resolution of the Board of Directors out of the earned surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, think proper to provide for contingencies, to pay dividends, or to repair or maintain any property of the Corporation, or for such other purposes as the Directors shall think beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

                                  ARTICLE VIII
                                 INDEMNIFICATION
                                 ---------------

         8.1 DEFINITIONS In this Article:

         A. "Corporation" includes any domestic or foreign predecessor entity of the Corporation in a merger, consolidation, or other transaction in which the liabilities of the predecessor are transferred to the Corporation by operation of law and in any other transaction in which the Corporation assumes the liabilities of the predecessor but does not specifically exclude liabilities that are the subject matter of this
         Article VIII.

         B. "Director" means any person who is or was a director of the Corporation and any person who, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise.

         C. "Expenses" include court costs and attorneys' fees.

         D. "Official capacity" means:

                  (1). When used with respect to a director, the office of director in the Corporation, and

                  (2). When used with respect to a person other than a director, the elective or appointive office in the Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent in behalf of the Corporation, but

                  (3). In both Paragraphs (1) and (2) does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise.

         E. "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

         8.2 POWER TO INDEMNIFY The Corporation may indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director only if it is determined in accordance with Section 8.6 of this Article that the person:

         A. Conducted himself in good faith;

         B. Reasonably believed:

                  (1) In the case of conduct in his official capacity as a director of the Corporation, that his conduct was in the Corporation's best interests; and

                  (2) In all other cases, that his conduct was at least not opposed to the Corporation's best interests; and

         C. In the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

         8.3 LIMITATIONS A director may not be indemnified under Section 8.2 of this Article for obligations resulting from a proceeding:

         A. In which the person is found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

         B. In which the person is found liable to the Corporation.

         8.4 TERMINATION OF A PROCEEDING The termination of a proceeding by a judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent is not of itself determinative that the person did not meet the requirements set forth in Section 8.2 of this Article.

         8.5 PROCEEDING BROUGHT BY THE CORPORATION A person may be indemnified under Section 8.2 of this Article against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the person in connection with the proceeding, but if the proceeding was brought by or in behalf of the Corporation, the indemnification is limited to reasonable expenses actually incurred by the person in connection with the proceeding.

         8.6 DETERMINATION OF INDEMNIFICATION A determination of indemnification under Section 8.2 of this Article must be made:

         A. By a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the proceeding;

         B. If such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all Directors, consisting exclusively of directors who at the time of the vote are not named defendants or respondents in the proceeding;

         C. By special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in Subsection A or B of this Section 8.6, or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all Directors; or

         D. By the shareholders in a vote that excludes the shares held by the directors who are named defendants or respondents in the proceeding.


         8.7 AUTHORIZATION OF INDEMNIFICATION Authorization of indemnification and determination as to reasonableness of expenses must be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses must be made in the manner specified by Subsection C of Section 8.6 of this Article, for the selection of special legal counsel. A provision contained in the Articles of Incorporation, these Bylaws, a resolution of Shareholders or Directors, or an agreement that makes mandatory the indemnification permitted under Section 8.2 of this Article shall be deemed to constitute authorization of indemnification in the manner required by this
Section 8.7 even though such provision may not have been adopted or authorized in the same manner as the determination that indemnification is permissible.

         8.8 INDEMNIFICATION OF A DIRECTOR

         A. The Corporation shall indemnify a director against reasonable expenses incurred by him in connection with a proceeding in which he is named a defendant or respondent because he is or was a director if he has been wholly successful, on the merits or otherwise, in the defense of the proceeding.

         B. If, in a suit for the indemnification required by Section 8.8 of this Article, a court of competent jurisdiction determines that the director is entitled to indemnification under that section, the court shall order indemnification and shall award to the director the expenses incurred in securing the indemnification.

         C. If, upon application of a director, a court of competent jurisdiction determines, after giving any notice the court considers necessary, that the director is fairly and reasonable entitled to indemnification in view of all the relevant circumstances, whether or not he has met the requirements set forth in Section 8.2 of this Article or has been adjudged liable in the circumstances described in
         Section 8.3 of this Article, the court may order the indemnification that the court determines is proper and equitable. The court shall limit indemnification to reasonable expenses if the proceeding is brought by or in behalf of the Corporation or if the director is found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity.

         D. Reasonable expenses incurred by a director who was, is or is threatened to be made a named defendant or respondent in a proceeding may be paid or reimbursed by the Corporation in advance of the final disposition of the proceeding after:

                  1. The Corporation receives a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article and a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements; and

                  2. A determination that the facts then known to those making the determination would not preclude indemnification under this Article.

         E. The written undertaking required by Subsection D of this Section 8.8 must be an unlimited general obligation of the director but need not be secured. It may be accepted without reference to financial ability to make repayment. Determinations and authorizations of payment under Subsection D of this Section 8.8 must be made in the manner specified by Section 8.6 of this Article for determining that indemnification is permissible.

         F. Notwithstanding any other provision of this Article, a Corporation may pay or reimburse expenses incurred by a director in connection with his appearance as a witness or other participation in a proceeding at a time when he is or is not a named defendant or respondent in the proceeding.


         8.9 INDEMNIFICATION OF OTHERS

         A. An officer of the Corporation shall be indemnified as, and to the same extent, provided by Subsections A, B and C of this Section 8.9 for a director and is entitled to seek indemnification under those Subsections to the same extent as a director. The Corporation may indemnify and advance expenses to an officer, employee, or agent of the Corporation to the same extent that it may indemnify and advance expenses to directors under this Article.

         B. The Corporation may indemnify and advance expenses to persons who are not or were not officers, employees, or agents of the Corporation but who are or were serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise to the same extent that it may indemnify and advance expenses to directors under this Article.

         C. The Corporation may indemnify and advance expenses to an officer, employee, agent, or person identified in Subsection B of this Section
         8.9 and who is not a director to such further extent, consistent with law, as may be provided by the Corporation's Articles of Incorporation, Bylaws, general or specific action of its Board of Directors, or contract or as permitted or required by common law.

         8.10 INDEMNITY INSURANCE The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the Corporation would have the power to indemnify him against that liability under this Article.

         8.11 REPORTS TO SHAREHOLDER Any indemnification of or advance of expenses to a director in accordance with this Article shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting pursuant to the General Corporation Law of Nevada and, in any case, within the 12 month period immediately following the date of the indemnification or advance.

         8.12 EMPLOYEE BENEFIT PLANS For the purposes of this Article, the Corporation is deemed to have requested a director to serve an employee benefit plan whenever the performance of his duties to the Corporation also imposes duties on or otherwise involves services by him to the plan or participants or beneficiaries of the plan pursuant to applicable law. Action taken or omitted by him with respect to an employee benefit plan in the performance of his duties for a purpose reasonable believed by him to be in the interest of the participants and beneficiaries of the plan is deemed to be for a purpose which is not opposed to the best interests of the Corporation.


                                   ARTICLE IX.
                                 MISCELLANEOUS
                                 -------------

         9.1 LIMITATION OF LIABILITY No person shall be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by that person as a director, officer or employee of the Corporation in good faith, if, in the exercise of ordinary care, this person:

         A. Relied upon financial statements of the Corporation represented to this person to be correct by the President or the officer of the Corporation having charge of its books of account, or stated in a written report by an independent public or certified public accountant or firm of such accountants, fairly to reflect the financial condition of the Corporation, or considered the Corporation's assets to be equal to their book value; or

         B. Relied upon the written opinion of an attorney for the Corporation.

         9.2 FISCAL YEAR The fiscal year of the Corporation shall be fixed by a resolution of the Board of Directors.

         9.3 SEAL The corporate seal shall be in such form as may be determined by the Board of Directors. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         9.4 BOOKS AND RECORDS The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and the Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addressees of all shareholders and the number and class of the shares held by each. Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time. Any person who shall have been a holder of record of shares for at least six (6) months immediately preceding demand, or shall be the holder of record of at least five percent (5%) of all the outstanding shares of a corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent, accountant, or attorney, at any reasonable time or times, for any proper purpose, its relevant books and records of account, minutes and records of shareholders, and to make copies thereof, all at such person's expense.

         9.5 ANNUAL STATEMENT The Board of Directors shall present at each annual meeting of shareholders a full and clear statement of the business and financial condition of the Corporation.

         9.6 RESIGNATION Any director, officer or agent may resign by giving written notice to the Chairman of the Board, President or the Secretary. Such resignation shall take effect at the time specified therein, or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         9.7 AMENDMENT OF BYLAWS These Bylaws may be altered, amended, or repealed either by unanimous written consent of the Board of Directors, in the manner stated in Article 3.16 herein, or at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting, provided notice of the proposed alteration, amendment, or repeal is contained in the notice of such meeting

         9.8 INVALID PROVISIONS If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

         9.9 HEADINGS The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in their interpretation.

         9.10 WAIVER OF NOTICE Whenever any notice is required to be given to any shareholder or director of the Corporation, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

         9.11 GENDER. Words which import one gender shall be applied to any gender wherever appropriate and words which import the singular or plural shall be applied to either the plural or singular wherever appropriate.

The undersigned, being the Secretary of The Vermont Witch Hazel Company ,a Nevada corporation, does hereby certify the foregoing to be the Bylaws of said Corporation, as adopted at a meeting of the Board of Directors held on the __ day of September, 2002.

-------------------------------------


EXHIBIT "B"

                            ARTICLES OF INCORPORATION
                                       OF
                        VERMONT WITCH HAZEL COMPANY, INC.

The undersigned incorporator hereby forms a corporation pursuant to the General Corporation Law of the State of Nevada. (Chapter 78 of Nevada Revised Statutes ("NRS")).

                                   ARTICLE I
                                 CORPORATE NAME

         The name of the Corporation is VERM6ONT WITCH HAZEL COMPANY, INC.

                                   ARTICLE II
                                REGISTERED OFFICE

The registered office of the Corporation in the State of Nevada is Corporation Trust Company of Nevada, 6100 Neil Road, Suite 500, Reno, Nevada, County of Washoe. The registered agent in charge thereof at such address is The Corporation Trust Company.

                                   ARTICLE III
                                    DURATION

               The duration of the Corporation shall be perpetual.

                                   ARTICLE IV
                                 GENERAL PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Nevada".

                                    ARTICLE V
                                  CAPITAL STOCK

The total number of shares of all classes of capital stock that the Corporation has the authority to issue is 75,000,000 shares shares of Common Stock (Common Stock) $.001 par value per share. Except as may be otherwise required by law or this Certificate of Incorporation, each holder of Common Stock has one vote in respect of each share of stock held by him or record on the books of the corporation on all matters voted upon by the Stockholders.

                                   ARTICLE VI
                                    DIRECTORS

The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, which initially shall consist of one director. The number of directors comprising the board of directors shall be fixed upon resolution of the board of directors and may be increased or decreased from time to time in the manner provided in the by-laws of the Corporation; except that, at no time shall there by less than one (1) director. The names, addresses and categories of the initial member of the board of directors is Kevin Halter, Jr., 2591 Dallas Parkway, Suite 102, Frisco, TX 75034.

                                   ARTICLE VII
                                  INCORPORATOR

         The name and mailing address of the incorporator of the Company is Kevin Halter, Jr., 2591 Dallas Parkway, Suite 102, Frisco, TX 75034.

                                  ARTICLE VIII
                                NON-ASSESSABILITY

         Shares of the Corporation shall not be subject to assessment for payment of the debts of the Corporation.

                                   ARTICLE IX
                                     BYLAWS

         The Board of Directors shall have the power to make, adopt, amend, or repeal the Bylaws of the Corporation.

                                    ARTICLE X
                     AMENDMENT OF ARTICLES OF INCORPORATION

In the event the board of directors of the Corporation determines that it is in the Corporation's best interest to amend these Articles of Incorporation, the board of directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability and submit the matter to the stockholders entitled to vote thereon for the consideration thereof in accordance with the provisions of the NRS and these Articles of Incorporation. In the resolution setting forth the proposed amendment, the board of directors may insert a provision allowing the board of directors to later abandon the amendment, without concurrence by the stockholders, after the amendment has received stockholder approval but before the amendment is filed with the Nevada Secretary of State.

                                   ARTICLE XI
                LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS

A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for: (1) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (2) the payment of dividends in violation of NRS 78.300. Any repeal or modification of the provisions of this
Article XI by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation with respect to any act or omission occurring prior to the effective date of such repeal or modification. If the Nevada Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors or officers, then the liability of a director or officer of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Nevada Corporation Law.

In the event that any of the provisions of this Article XI (including any provision within a single sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.

                                   ARTICLE XII
                                 INDEMNIFICATION

The Corporation shall, to the fullest extent permitted by the provisions of ss.78.7502 of the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Bylaw, agreement, vote of stockholders, or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

The undersigned, for the purpose of forming a corporation under the laws of the State of Nevada, does make, file, and record this certificate, and does certify that the facts stated herein are true; and has executed these Articles of Incorporation.

         DATED this 16th day of September, 2002.

                                                     /s/ Kevin Halter, Jr.
                                                    ----------------------------
                                                    Kevin Halter, Jr.
STATE OF TEXAS   )
                       ) ss.
COUNTY OF COLLIN )

On the 16th day of September, 2002, personally appeared before me Kevin Halter, Jr., who being by me first duly sworn, declared that he is the person who signed the foregoing documents as an incorporator and that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of September, 2002.


                                                 -------------------------------
                                                 NOTARY PUBLIC


                                                 -------------------
                                                 My Commission expires:
_______________________________

EXHIBIT "C"

                          PLAN AND AGREEMENT OF MERGER
                                     BETWEEN
                        VERMONT WITCH HAZEL COMPANY, INC.
                             (a Nevada corporation)
                                       and
                          VERMONT WITCH HAZEL COMPANY.
                             (a Vermont corporation)

This Plan and Agreement of Merger made and entered into this __ day of September 2002, by and between Vermont Witch Hazel, Inc., a Nevada corporation (herein sometimes referred to as the "Nevada Corporation" or "Surviving Corporation"), and Vermont Witch Hazel Company, a Vermont corporation (herein sometimes referred to as the "Vermont Corporation"), said corporations hereinafter sometimes referred to jointly as the "Constituent Corporations."

                                    RECITALS

The Nevada Corporation is a corporation organized and existing under the laws of the State of Nevada, its Articles of Incorporation having been filed in the office of the Secretary of State of the State of Nevada on or about September 16, 2002, and is governed by the provisions of Chapter 78 of the Nevada Revised Statutes ("NRS").

The total number of shares of common stock, which the Nevada Corporation has authority to issue, is 75,000,000 of which 1000 shares are now issued and outstanding, all of which are owned by the Vermont Corporation.

         The sole purpose of the merger agreed to herein is to change the domicile of the Vermont Corporation to the State of Nevada.

The Vermont Corporation is a corporation organized and existing under the laws of the State of Vermont, its Certificate of Incorporation having been filed in the office of the Secretary of State of the State of Vermont on the 3rd day of August 1994, and a Certificate of Incorporation having been issued by said Secretary of State on that date, and is governed by the provisions of the Vermont Business Corporation Act. ("VBCA");

The total number of shares of common stock, which the Vermont Corporation has authority to issue, is 75,000,000 of which 11,817,10 shares are presently issued and outstanding and entitled to vote on the Plan and Agreement of Merger.

The  respective  Boards of Directors of the Nevada  Corporation  and the Vermont
Corporation   have   determined   that,   for  the  purpose  of  effecting   the
reincorporation of the Vermont Corporation in the State of Nevada, it is advisable, to the advantage of and in the best interests of the Vermont Corporation and its stockholders that the Vermont Corporation merge with and into Nevada Corporation upon the terms and subject to the conditions herein provided.

         There are no dissenting stockholders rights as a result of the Merger under the NRS or VBCA.

The respective Boards of Directors of the Vermont Corporation and the Nevada Corporation and the stockholder of the Nevada Corporation have adopted and approved this Agreement, and the Board of Directors of the Vermont Corporation approved this Agreement and has directed that this Agreement be submitted to the stockholders of the Vermont Corporation for their consideration;

NOW THEREFORE, in consideration of the premises and of the agreements, covenants and provisions hereinafter contained, the Nevada Corporation and the Vermont Corporation, by their respective Boards of Directors have agreed and do hereby agree as follows:

                                    ARTICLE I

The address of both the Vermont Corporation and the Nevada Corporation is 2591 Dallas Parkway, Suite 102, Frisco, TX 75034. Subject to the approval of the stockholders of the Vermont Corporation in accordance with the VBCA, the Vermont Corporation and the Nevada Corporation shall be merged into a single corporation, in accordance with applicable provisions of the laws of the State of Vermont and of the State of Nevada, by the Vermont Corporation merging into the Nevada Corporation, which shall be the Surviving Corporation. Such merger shall be effective a the time Articles of Merger are filed in the States of Nevada and Vermont. ARTICLE II

Upon the merger becoming effective as provided by the applicable laws of the State of Vermont and of the State of Nevada (the time when the merger shall so become effective being sometimes herein referred to as the "Effective Date of the merger") the following shall occur:

1. The two Constituent Corporations shall be a single corporation, which shall be the Nevada Corporation as the surviving corporation, and the separate existence of the Vermont Corporation shall cease except to the extent provided by the laws of the State of Vermont applicable to a corporation after its merger into another corporation.

2. The Nevada Corporation shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of a public or a private nature, of each of the Constituent Corporations. All property, real or personal, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of, or belonging to, or due to each of the Constituent Corporations, shall be taken and deemed to be vested in the Surviving Corporation without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

3. The Nevada Corporation shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Corporations. Any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger.

4. The aggregate amount of the net assets of the Constituent Corporations, which was available for the payment of dividends immediately prior to the merger, to the extent that the value thereof is not transferred to stated capital by the issuance of shares or otherwise, shall continue to be available for the payment of dividends by the Surviving Corporation.

5. The Bylaws of the Nevada Corporation as existing and constituted immediately prior to the effective date of merger shall be and constitute the bylaws of the Surviving Corporation.

6. The directors and officers of the Surviving Corporation shall, at the effective date of the merger be as follows:
         Kevin Halter, Jr.                  Chairman/CEO/President/Director
         Kevin B. Halter                    Secretary/Director
         Pam Halter                         Director


                                   ARTICLE III

The Articles of Incorporation of the Nevada Corporation, as filed in the office of the Secretary of State of the State of Nevada, shall constitute the Articles of Incorporation of the Surviving Corporation, until further amended in the manner provided by law.

                                   ARTICLE IV

         The manner and basis of converting the shares of each of the Constituent Corporations into shares of the Surviving Corporation is as follows:

1. The 1,000 shares of stock of the Nevada Corporation now owned and held by the Vermont Corporation shall be canceled and no shares of stock of the Nevada Corporation shall be issued in respect thereto, and the capital of the Nevada Corporation shall be deemed to be reduced by the amount of One Dollars ($1.00) the amount represented by said 1,000 shares of stock.

2. Upon the Effective Date and by virtue of the Merger and without any action on the part of the holders thereof: (i) each outstanding share of common stock, no value per share of the Vermont Corporation (the "Common Stock") immediately prior to the Effective Date will be converted into one (1) share of common stock, par value $0.001 per share of the Nevada Corporation (the "the Nevada Corporation Common Stock"); and (ii) each outstanding option, warrant or other securities convertible into shares of the Vermont Corporation's Common Stock will be automatically assumed by the Nevada Corporation and will be converted into the right to acquire an equal number of shares of the Nevada Corporation Common Stock, under the same terms and conditions as the original options, warrants and securities convertible of the Vermont Corporation. ARTICLE V

The Vermont Corporation shall pay all expenses of carrying this Plan and Agreement of Merger into effect and accomplishing the merger herein provided for.

                                   ARTICLE VI

If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to vest in the Surviving Corporation the title to any property or rights of the Vermont Corporation, the proper officers and directors of the Vermont Corporation shall, and will execute and make all such proper assignments and assurances in law and do all things necessary or proper to thus vest such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Plan and Agreement of Merger.

                                   ARTICLE VII

This  Plan and  Agreement  of  Merger  has been,  or will be,  submitted  to and approved by the shareholders of each of the Constituent Corporations, as provided by law, and shall take effect upon the filing of Articles of Merger with the Secretary of State of the State of Nevada. Anything herein or elsewhere to the contrary notwithstanding, this Plan and Agreement of Merger may be abandoned by either of the Constituent Corporations by an appropriate resolution of its board of directors at any time prior to its approval or adoption by the shareholders and stockholders thereof, or by the mutual consent of the Constituent Corporations evidenced by appropriate resolutions of their respective boards of directors, at any time prior to the effective date of the merger.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Vermont, without reference to conflict of laws principles.

IN WITNESS WHEREOF, the Nevada Corporation and the Vermont Corporation, pursuant to the approval and authority duly given by resolutions adopted by their respective boards of directors and shareholders have caused this Plan and Agreement of Merger to be executed by the President of each party hereto.

Vermont Witch Hazel Company                    Vermont Witch Hazel Company, Inc.
a Vermont corporation                          a Nevada corporation

By   /s/ Kevin Halter, Jr.                     By  /s/ Kevin Halter, Jr.
   ----------------------------                   ---------------------------
   Kevin Halter Jr., President                   Kevin Halter, Jr., President